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                                                                   Exhibit 10.15

                                VICE PRESIDENT
                               INCENTIVE PROGRAM
                                    Summary

                           Personal and Confidential

                                  AMD [LOGO]
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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
================================================================================

 I. Purpose

     The Vice President Incentive Program (VPIP) provides an incentive for AMD's Vice Presidents (Participants) to maximize both short-term financial performance against plan, as well as long-term revenue growth and Return on Equity (ROE). This summary presents an overview of the program. Further details about how the program is administered, including specific formulas for each component, can be obtained from Corporate Compensation.

II. Plan Overview

     The VPIP consists of two plans (Plans):

     . The Short-Term Plan (STP) provides a bonus for achieving planned performance for the current fiscal year (Plan Year).
     . The Long-Term Plan (LTP) annually provides a bonus for sustained corporate performance over a three-fiscal-year period relative to external measures.

     Within these Plans, Participants are rewarded for meeting or exceeding performance objectives as follows:

          Table I

          --------------------------------------------------------------------------------------------------------------------------
            Plan                       Component                                       Measure(s)
          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
            STP                  Corporate Performance                . Adjusted Operating Income vs. Plan
                                                                      . Economic Value Added (EVA) Improvement vs. Plan

                                 Division Performance                 . Division Sales vs. Plan
                                                                      . Division Operating Profit vs. Plan

                                 Individual Performance               . Discretionary Individual & Division-Specific Objectives
          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
            LTP                  Relative Profitability               . AMD ROE vs. S&P 500 ROE over 3 years

                                 Relative Sales Growth                . AMD Sales Growth vs. WSTS Sales Growth (3 years)
          --------------------------------------------------------------------------------------------------------------------------

          A separate communication outlining the assigned target percentages for each component of the Plans, and division assignments and financial goals for the STP, will be provided to Participants each year.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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III. Plan Funding

     . The VPIP is funded by a maximum of three percent of AMD's adjusted
       Operating Income (OI)/1/, for any given Plan Year. In the aggregate, if calculated bonuses exceed the 3 percent limit, each Participant's bonus will be scaled back to conform.
     . Bonuses will not be paid for any Plan Year in which OI is less than or equal to $0.
     . LTP bonuses generated but not paid due to the above funding limitations will be carried over for possible payout in future Plan years. (See provisions under section V.)

IV. Short Term Plan (STP)

    The STP uses three different components to measure and reward the Participant's annual contributions: Corporate, Division and Individual.

    The payout opportunity and weight of each component vary depending upon the Participant's role and the tier to which he/she is assigned by management. The weighting for Participants with Product Line or Manufacturing responsibility emphasizes Division Performance.

    A. Corporate Performance Bonus (CPB)

       The CPB is generated when specific levels of adjusted OI/1/ and EVA Improvement are achieved relative to the business plan. The OI portion has a weighting of 70%, while the EVA Improvement portion has a weighting of 30%. Target multipliers are derived as follows:

    Table II

                                                           -------------------------------------------------------------------------
                                                                                       Performance Level
                                                           -------------------------------------------------------------------------
                                                                Threshold           Target (1.0 Multiplier)          2.0 Multiplier
       -----------------------------------------------------------------------------------------------------------------------------
         Operating Income              70% Weighting       25% Of Prior Year OI          100% Of Plan                 125% Of Plan
       -----------------------------------------------------------------------------------------------------------------------------
         Eva Improvement               30% Weighting           25% Of Plan               100% Of Plan                 125% Of Plan
       -----------------------------------------------------------------------------------------------------------------------------


______________________
/1/ Adjusted Operating Income (OI), referred to as "OI" throughout the plan document, is OI as reported in the GAAP profit and loss statement, adjusted for pre-tax income/loss from FASL.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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        For example, if Actual OI equals planned OI for the year, the resulting
        OI multiplier would be 1.0. If Actual EVA Improvement equals 125% of planned EVA Improvement, the EVA Improvement multiplier would be 2.0.

        The combined CPB Target Multiplier is calculated as follows:

        ------------------------------------------------------------------------
        (OI Multiplier x 70%) + (EVA Multiplier x 30%) = Combined CPB Multiplier
        ------------------------------------------------------------------------

        So, in our example, the Combined CPB Multiplier would be 1.3:

                  ---------------------------------------------
                        (1.0 x 70%) + (2.0 x 30%) = 1.3
                  ---------------------------------------------

        Formulas generate target multipliers for actual performance falling outside of or between the parameters in Table II. While either multiplier can exceed two (2.0) individually, the maximum combined CPB multiplier, and thus the maximum CPB award, is two (2.0) times the CPB target amount.

        The actual CPB is calculated as follows:

          ----------------------------------------------------------------
             Combined CPB Multiplier x CPB Target % x Base Salary = CPB
          ----------------------------------------------------------------

     B. Division Performance Bonus (DPB)

        The DPB, unless otherwise specified, depends on division Sales and Operating Profit (OP) performance against plan for the division(s) supported by the participant. Target multipliers are derived as follows:

     Table III

                                                                       -----------------------------------------------------------
                                                                                          Performance Level
                                                                       -----------------------------------------------------------
                                                                                                Target
                                                                          Threshold        (1.0 Multiplier)       2.0 Multiplier
        --------------------------------------------------------------------------------------------------------------------------
                                         Actual Sales
          Sales Success                  -------------                       80%                 100%                 -135%
                                         Planned Sales
        --------------------------------------------------------------------------------------------------------------------------
                                    Actual OP - Planned OP
          Profit Success/2/         ----------------------                   -3%                   0%                    6%
                                        Planned Sales
        --------------------------------------------------------------------------------------------------------------------------

_____________________
/2/ Operating Profit performance is related to Planned Sales to allow for a DPB payout if reasonable profits are maintained relative to the original sales plan, even though actual sales may have fluctuated.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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        For example, if Actual Sales are equal to Planned Sales, the resulting
        Sales Success Multiplier is 1.0. If the difference between Actual OP and Planned OP as a percent of Planned Sales is 6%, the Profit Success multiplier is 2.0.

        The Combined DPB Target Multiplier is calculated as follows:

             -------------------------------------------------------------------
                    Sales Success Multiplier x Profit Success Multiplier =
                                 Combined DPB Multiplier
             -------------------------------------------------------------------

        So, in our example, the Combined DPB Target Multiplier is 2.0:

                         ------------------------------
                               (1.0 x 2.0) = 2.0
                         ------------------------------

        We use Pretax OP from the Economic Profit and Loss statement to calculate actual and planned profit success. Planned Division Sales and Planned Division OP are the numbers approved by the Board of Directors as part of the business plan for the Plan Year.

        Formulas generate target multipliers for actual performance falling outside of or between the parameters in Table III. The threshold performance level for both factors must be met in order for a bonus to be generated. While either multiplier can exceed two (2.0) individually, the maximum combined DPB multiplier, and thus the maximum DPB award, is two (2.0) times the DPB target amount.

        Table IV displays combined DPB Multipliers resulting from various Sales Success and Profit Success Factors. Formulas are used to calculate values falling between those shown.

             Table IV



                            Sample DPB Multipliers

          -----------------------------------------------------------------------------------------
                                                         SALES SUCCESS %
                               *80       80      90       100      110      120       130      140
                             ----------------------------------------------------------------------
          PROFIT SUCCESS%
               *-3            0.000    0.000    0.000    0.000    0.000    0.000     0.000    0.000
                -3            0.000    0.200    0.350    0.500    0.650    0.800     0.950    1.100

                -1            0.000    0.333    0.583    0.833    1.083    1.333     1.583    1.833

                 0            0.000    0.400    0.700    1.000    1.300    1.600     1.900    2.000

                 1            0.000    0.467    0.817    1.167    1.517    1.867     2.000    2.000
                 3            0.000    0.600    1.050    1.500    1.950    2.000     2.000    2.000
                 5            0.000    0.733    1.283    1.834    2.000    2.000     2.000    2.000
                 7            0.000    0.867    1.517    2.000    2.000    2.000     2.000    2.000
                 9            0.000    1.000    1.750    2.000    2.000    2.000     2.000    2.000
                             ----------------------------------------------------------------------

* Less than.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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     The actual DPB is calculated as follows:

        --------------------------------------------------------------
          Combined DPB Multiplier x DPB Target % x Base Salary = DPB
        --------------------------------------------------------------

     For Participants in a corporate role, a weighted average DPB multiplier is calculated using planned sales at the group level. Similarly, Participants assigned to multiple divisions or groups have a weighted average DPB multiplier.

C.   Individual Performance Bonus (IPB)

     Officers and Group Vice Presidents establish individual performance expectations for each Participant reporting to them. These expectations might include specific division goals such as product releases, financial targets and organizational development. The Officer/Group VP then assesses performance against these expectations and an IPB is recommended. The IPB target and maximum are 10 percent and 20 percent of base salary, respectively, for all Participants. However executive management may adjust the average target percent in any given Plan Year based on the performance of the Company.

     Typical guidelines are outlined in Table V:

             Table V

                                IPB Guidelines
           -----------------------------------------------------
                                                        IPB
                 Performance                        Percentage
                  Assessment                           Range
           -----------------------------------------------------
                 Exceptional                          16 - 20%
                  Successful                           8 - 16%
                Most Goals Met                         4 - 8%
             Improvement Required                        0%
           -----------------------------------------------------

D.   STP Bonus Calculation

     The total STP bonus is calculated as follows:

                   -----------------------------------------
                          STP Bonus = CPB + DPB + IPB
                   -----------------------------------------

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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V.   Long-Term Plan (LTP)

     The LTP rewards sustained corporate performance for both ROE and sales growth relative to competitive measures over a rolling three-year period. The LTP has an annual target bonus of 30% of base salary and a maximum opportunity of 60% for all Participants, subject to proration provisions in
     Section VII. The model below illustrates the LTP cycles.

                       Long-Term Performance Plan Model

                             [GRAPH APPEARS HERE]

     A. LTP Plan Components

        Specifically, the LTP is comprised as follows:
        . ROE Component: compares AMD's three-year ROE against the three-year
          ROE for the S&P 500.
        . Sales Component: compares the difference between AMD's three-year sales growth and the three-year semiconductor industry sales growth, as published by Worldwide Semiconductor Trade Statistics (WSTS)/3/.

        Target multipliers are derived as follows in Table VI:


___________________
/3/ Semiconductor industry data may be modified to be more representative of AMD's product offerings. For instance, the DRAM market segment may be excluded from the Total Semiconductor Sales data.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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     Table VI

                                                            -----------------------------------------------------------------------
                                                                                      Performance Level
                                                            ------------------------------------------------------------------------
                                                                                         Target                  Maximum
                                                               Threshold            (1.0 Multiplier)         (2.0 Multiplier)
     -------------------------------------------------------------------------------------------------------------------------------
                              AMD ROE minus S&P
       Roe Component                                              -6%                       0                      6%
                              500 ROE (3-year)
     -------------------------------------------------------------------------------------------------------------------------------
                              AMD Sales Growth %
       Sales Component         minus WSTS Sales                  -30%                       0                     20%
                              Growth % (3-year)
     -------------------------------------------------------------------------------------------------------------------------------

          For example, if AMD's 3-year ROE is 10% and the S&P ROE is 10%, a multiplier of 1.0 is generated for the ROE component. If AMD's 3-year Sales Growth is 30% and the WSTS Sales Growth is 10%, a multiplier of
          2.0 is generated for the Sales component.

          Then, the Combined LTP Target Multiplier is calculated:

          -----------------------------------------------------------
             ROE Component Multiplier x Sales Component Multiplier
                      =  Combined LTP Multiplier
          -----------------------------------------------------------

          So, in our example, the Combined LTP Multiplier is 2.0:

                            -----------------------
                               (1.0 x 2.0) = 2.0
                            -----------------------

          The threshold performance level for both factors must be met in order for an LTP bonus to be possible. Formulas generate multipliers for actual performance falling between the parameters on Table VI. The maximum multiplier when both factors are combined is two (2.0).

          Table VII displays combined LTP Multipliers resulting from various ROE and Sales Growth performance levels. Formulas are used to calculate values falling between those shown.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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       Table VII


                            Sample LTP Multipliers

                              --------------------------------------------------------------------------------
                                                                 AMD ROE less S&P 500 ROE (3-year)

                                                        -6      -4        -2      0      2       4       6
                                                     ---------------------------------------------------------
                              AMD Sales Growth %
                               less WSTS Sales
                              Growth % (3-year)
                                     -30                0.000   0.000   0.000   0.000   0.000   0.000   0.000
                                     -20                0.000   0.111   0.222   0.333   0.445   0.556   0.667
                                     -10                0.000   0.222   0.444   0.667   0.889   1.111   1.334
                                       0                0.000   0.333   0.667   1.000   1.333   1.667   2.000
                                      10                0.000   0.500   1.000   1.500   2.000   2.000   2.000
                                      20                0.000   0.666   1.333   2.000   2.000   2.000   2.000
                              --------------------------------------------------------------------------------

          B.   LTP Bonus Calculation

               The LTP bonus is calculated as follows:

                ----------------------------------------------------------------
                 Combined LTP Multiplier x LTP Target (30%) x Base Salary = LTP
                ----------------------------------------------------------------

          C.   LTP Carry-Over Provision


               In the event an LTP bonus is calculated but all or a portion is not paid due to the OI funding limitations (see Section III), that amount will be carried over for up to three following Plan Years. Carry-over bonus amounts will be paid at the earliest possible payout date (on a first in, first out basis) during the three-year carryover period, subject to the three percent maximum payout cap and other eligibility provisions. Any amount carried over but not payable during the three-year carry-over period reverts to zero.

               The Vice President must be an active Plan participant in the year a carry-over amount is applied in order to be eligible to receive it.

VI.  Timing of Payouts

     Bonuses are paid out by the end of the first quarter following the close of a Plan Year.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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VII. Eligibility For Participation And Receipt Of Bonuses

     A. Unless otherwise determined by the CEO, all non-Sales Vice Presidents are Participants in the VPIP. This includes Sr. Vice Presidents and Group Vice Presidents.

     B. To be eligible to receive any bonus under the VPIP, a Participant must be employed by AMD at the time of payout of the bonus.

     C. To be eligible to receive an STP bonus of any amount, a Participant must have been actively employed in the VPIP for at least some portion of the Plan Year. A Participant who is actively employed for less than an entire Plan Year (i.e., became a participant mid-year or was on an unpaid leave), and who is otherwise eligible to receive an STP bonus for that Plan Year, will receive an STP bonus, prorated according to the number of months of active employment in the 12-month STP Plan Year. For purposes of this provision, a full month's credit will be given where the Participant was actively employed in the VPIP for at least 15 days of a partial month.

     D. To be eligible to receive an LTP bonus of any amount, a Participant must have been actively employed in the VPIP for at least 12 months. A Participant who is actively employed for less than an entire three-year LTP bonus period (i.e., became a Participant at some time during the period, or was on an unpaid leave), and who is otherwise eligible to receive an LTP bonus, will receive an LTP bonus, prorated according to the number of months of active employment out of the 36-month LTP bonus period. For purposes of this provision, a full month's credit will be given where the Participant was actively employed for at least 15 days of a partial month.

     E. If a Participant dies during the Plan period, any VPIP bonus will be paid in full so long as the Participant was on active status for at least 6 months of the Plan Year. If active for less than 6 months, any award generated at the end of the year will be prorated as above. Bonus payments will be made to the designated recipient of the Participant's final paycheck.

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                     AMD VICE PRESIDENT INCENTIVE PROGRAM
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      F.  Payment to a Participant of any calculated bonus for which the
          Participant is otherwise eligible is contingent upon that Participant's sustained satisfactory performance during the Plan period for which the bonus was calculated, as determined by the Participant's immediate superior.

      G. No Participant has any earned or vested entitlement to any bonus(es) under the VPIP. Any and all bonus payments are made at the sole discretion of the Chief Executive Officer.

      H. AMD reserves the right to retroactively or prospectively modify or terminate the VPIP, in whole or in part, and AMD reserves the right to deny the participation of, or payout of a bonus to, a Participant, at its sole discretion, with or without notice or cause.

VIII. Other Important Plan Provisions

      A. Base Salary is defined as the Participant's annualized base pay rate at the end of the Plan Year. For the LTP bonus, the annualized base pay rate at the end of Plan Year three will be the basis for bonus determination.

      B. Operating Income, for Plan purposes, is adjusted for pre-tax income/loss from FASL. This is otherwise referred to as Operating Profit on the Non-GAAP profit and loss statement.

      C. Because Year 3 LTP bonus calculations may be based on the closest WSTS and/or S&P 500 estimate at the time of payout, adjustments (positive or negative) may be made as soon as possible following availability of actual data.

      D. No allowance will be made for factors beyond the control of Participants that either adversely or favorably affect the Company's performance.

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